SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           FIRST FINANCIAL FUND, INC.
                (Name of Registrant as Specified In Its Charter)


                               Stephen C. Miller
                          2344 Spruce Street, Suite A
                            Boulder, Colorado 80302
                                 (303) 442-2156
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transactions applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

          2) Form, Schedule or Registration Statement No.:

          3) Filing Party:

          4) Date Filed:

[GRAPHIC OMITTED]                                     FIRST FINANCIAL FUND, INC.
                                                              2344 SPRUCE STREET
                                                                         SUITE A
                                                        BOULDER, COLORADO  80302


June 18, 2008

Dear Fellow Stockholder,

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of First Financial Fund, Inc. (the "Fund"), which will be held on July 28, 2008 at 9:00 a.m. Pacific Daylight Time (local time), at The Resort at the Mountain, 68010 East Fairway Avenue, Welches, Oregon. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

This is a very important meeting at which the Fund's board of directors (the "Board") is asking you to approve significant, and we believe, positive changes to the Fund. You are also requested to consider and vote upon the election of the individual directors comprising the Board. The enclosed Notice of Annual Meeting and Proxy Statement outline all of the items for you to consider and vote upon. This proxy statement gives details about each proposal which requires your approval and should be carefully read and considered before you vote.

The proposals concern changes to certain of the Fund's fundamental policies. For example, stockholders are being asked to change the Fund from a "diversified" to a "non-diversified" investment management company and to change the Fund's investment objective to "total return". Together, these proposals along with other changes approved by the Board, if approved by stockholders, would provide the Fund's adviser, Wellington Management Company, LLP, additional flexibility to adapt to and take advantage of these changing economic times. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding common shares of the Fund.

As part of this package of changes, the Board has also resolved to change the name of the Fund to "First Opportunity Fund, Inc." The reason for this change is to eliminate the requirement under the "names rule", a rule under the Investment Company Act of 1940, which requires the Fund to invest at least 80% of its assets in "financial services companies" as long as the Fund's name suggests a "financial industry" concentration. We believe this requirement forces the Fund to overly concentrate in the financial sector and limits the adviser's ability to take advantage of opportunities which, although consistent with and in the realm of the Fund's and adviser's investment focus, are not "financial services companies" in the traditional sense. The name change will not affect the Fund's existing fundamental concentration policy which requires it to have, under normal conditions, at least 65% of its assets invested in "financial services companies". Accordingly, the Fund's primary industry focus will not change.

As Chairman of the Board, I encourage you to support all of the proposals. After careful and extensive review, the Board of Directors, including the independent directors, unanimously approved and has recommended to stockholders that they approve all of the proposals as well. Nicholas C. Adams, the Fund's Portfolio Manager, and Wellington Management are supportive of the increased flexibility offered by the proposed and implemented changes to the Fund, which they hope will enhance long-term returns for stockholders.

We hope you plan to attend the Annual Meeting. Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Annual Meeting. Accordingly, we ask that you please sign, date, and return the enclosed Proxy Card or vote via telephone or the Internet at your earliest convenience.

On behalf of the Board and the management of First Financial Fund, Inc., I extend our appreciation for your continued support.

Sincerely,

/s/ Joel W. Looney

Joel W. Looney
Chairman of the Board

[GRAPHIC OMITTED]                                     FIRST FINANCIAL FUND, INC.
                                                              2344 SPRUCE STREET
                                                                         SUITE A
                                                        BOULDER, COLORADO  80302

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on July 28, 2008


To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of First Financial Fund, Inc. (the "Fund"), a Maryland corporation, will be held on July 28, 2008 at 9:00 a.m. Pacific Daylight Time (local time), at The Resort at the Mountain, 68010 East Fairway Avenue, Welches, Oregon, to consider and vote on the following proposals, all of which are more fully described in the accompanying Proxy Statement:

     1.   The election of Directors of the Fund (Proposal 1).

     2.   To approve or disapprove  changing the Fund's investment  objective to
          "total  return"  and   reclassifying   the  investment   objective  as
          non-fundamental. (Proposal 2).

     3.   To approve  or  disapprove  changing  the  Fund's  classification  and
          related  fundamental   investment  restriction  to  make  the  Fund  a
          non-diversified investment company (Proposal 3).

     4. To approve or disapprove the elimination of the Fund's fundamental investment restriction regarding the ability to hold greater than 5% in a single issuer (Proposal 4).

     5. To transact such other business as may properly come before the Meeting or any adjournments and postponements thereof.

The Board of Directors of the Fund has fixed the close of business on June 4, 2008 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof.

                                    By Order of the Board of Directors,

                                    /s/ Stephanie Kelley

                                    STEPHANIE KELLEY
                                    Secretary

June 18, 2008

--------------------------------------------------------------------------------
STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


            Registration                                               Valid Signature

            Corporate Accounts
            (1)  ABC Corp.                                             ABC Corp.
            (2)  ABC Corp.                                             John Doe, Treasurer
            (3)  ABC Corp., c/o John Doe Treasurer                     John Doe
            (4)  ABC Corp. Profit Sharing Plan                         John Doe, Trustee

            Trust Accounts
            (1)  ABC Trust                                             Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee, u/t/d 12/28/78                  Jane B. Doe

            Custodian or Estate Accounts
            (1)  John B. Smith, Cust.,                                 John B. Smith
                  f/b/o John B. Smith, Jr. UGMA
            (2)  John B. Smith                                         John B. Smith, Jr., Executor

[GRAPHIC OMITTED]                                     FIRST FINANCIAL FUND, INC.
                                                              2344 SPRUCE STREET
                                                                         SUITE A
                                                        BOULDER, COLORADO  80302


             QUESTIONS & ANSWERS REGARDING THE MEETING AND PROPOSALS

Question 1: What changes are being proposed?

Answer:   In  addition  to  electing  the  Board  of  Directors  (the  "Board"), stockholders are being asked to vote on three significant proposals: (1) changing the investment objective of the Fund to "total return" and making this objective "non-fundamental", (2) changing the Fund's status from a "diversified" to "non-diversified" investment company and (3) eliminating the Fund's fundamental investment restriction regarding its ability to hold greater than 5% in a single issuer.

Question 2: What would be the effect of the proposed change to the Fund's investment objective?

Answer: The proposed change to an investment objective of total return would remove the secondary objective of current income, and permit the Adviser to invest in securities that could generate current income or capital gains, both of which are distributed to stockholders. The proposal to make the new objective non-fundamental would mean that the Board of Directors could change the investment objective to adapt to changing market conditions without the expense or delay of obtaining stockholder approval.

Question 3: What would be the effect of changing to a non-diversified status under Proposals 3 and 4.

Answer: Proposals 3 and 4 seek to change the Fund's status from a "diversified" to a "non-diversified" investment company and to eliminate the duplicative fundamental restriction on investing more than 5% of the Fund's assets in a single issuer. These changes will permit the Fund to buy fairly significant positions in individual companies. This means that the Fund could end up with larger positions in fewer company names. Becoming a "non-diversified" management company entails certain risks. For example, the Fund could be more susceptible to the adverse affects of single corporate, economic, political, or regulatory occurrences due to higher concentrations of the Fund's assets in a single issuer. The result is that the Fund may be subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value, reflecting fluctuations in the value of large Fund holdings.

The Fund intends to continue to diversify its investments to the extent necessary to qualify, and maintain its status, as a regulated investment company under U.S. federal income tax laws. This will require, with respect to 50% of the Fund's portfolio, that the Fund limit to 5% the portion of its assets invested in the securities of a single issuer (other than cash, cash items, U.S. Government securities, and securities of other registered investment companies).

Question 4: Are other material changes contemplated that won't be submitted to stockholders?

Answer: Yes. The Board has resolved to change the name of the Fund to "First Opportunity Fund, Inc.". Changing the name of the Fund does not require stockholder approval. The reason for this change is that, in years past, the Fund has been subject to the "names rule", a rule under the Investment Company Act of 1940 (the "1940 Act") which requires the Fund to invest no less than 80% of its assets in "financial services companies" as long as the Fund's name suggests a "financial industry" concentration. The Board believes this requirement forces the Fund to overly concentrate in the financial sector and limits the Adviser's ability to take advantage of opportunities which, although consistent with and in the realm of the Fund's and Adviser's investment focus, are not "financial services companies" in the traditional sense. The Board also believes that this requirement makes the Fund more susceptible to events that adversely impact the financial industry as a whole, as has been experienced recently in the sub-prime credit debacle. Changing the Fund's name to remove the term "financial" will allow the Fund to fall below the 80% threshold in traditional financial services companies. The name change will not affect the Fund's existing fundamental concentration policy which requires it to have, under normal conditions, at least 65% of its assets invested in "financial services companies", except for temporary or defensive purposes. Accordingly, the Fund's primary industry focus will not change.

Under the 1940 Act, the Fund must maintain its 80% threshold of investments in financial services companies for at least 60 days from the date it gives written notice of the name change to stockholders. It is expected that written notice of the name change will be given concurrent with the mailing of this Proxy Statement and will become effective 60 days thereafter.

Question 5: Why is the Board recommending these changes to stockholders?

Answer: The Board's recommendations are designed to remove legally unnecessary restrictions that could hamper the ability of the Fund to adapt to changing market conditions, particularly in the financial services sector. Management believes that the totality of these changes will provide the Fund and Adviser with additional flexibility to opportunistically invest in equity and debt securities of non-traditional financial services companies, and a higher amount outside of the financial services sector while maintaining a minimum 65% concentration in the financial services sector.

Question 6: Do you anticipate material changes to the actual management of the Fund?

Answer: No. The Fund will still be required to invest, under normal conditions, greater than 65% of its assets in securities and other financial instruments issued by or relating to financial services companies, except for temporary or defensive purposes. The Fund will have the flexibility to invest in a wide range of investments, which could include, among others, common stocks, debt instruments, preferred stocks, securities convertible into common stocks, credit default swaps, and cash and cash equivalents. The proposed changes are intended to give the Fund and the Adviser additional flexibility to invest to a greater extent outside of the traditional financial services sector, while still requiring a minimum 65% "financial service companies" concentration. The Adviser intends to retain its primary focus on investments in the financial services sector, but the proposed changes will give the Adviser additional flexibility to invest opportunistically outside of the traditional financial services sector, and to invest in instruments that could generate current income or capital gains to adapt to the changes in the financial services sector.

Question 7: What other changes to the non-fundamental investment restrictions has the Board implemented in connection with these Proposals?

Answer:  As  part  of  its  effort  to  give  the  Adviser  maximum   investment
flexibility, the Board has eliminated several "non-fundamental" investment restrictions including: (i) the "new issuer" restriction (i.e., a prohibition on investing more than 5% of the Fund's assets in an issuer which has been in business less than 3 years); (ii) the restriction for investments in securities of issuers beneficially owned by officers and directors (i.e., the Fund is prohibited from investing in issuers if the investment adviser (Wellington Management, LLP), officers and directors of the Fund and affiliates of the Fund who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer in the aggregate); and (iii) the restriction on the Fund's investing for the purpose of exercising control. None of these changes required approval by stockholders.

Question 8: How do the Fund's largest stockholders intend to vote on these Proposals?

Answer:  The  Fund's  largest  stockholders   (defined  below  as  the  "Horejsi
Affiliates") intend to vote in favor of each of the Proposals.

Question 9: How does the Board recommend I vote on the Proposals?

Answer: The Board, including all of the directors who are not "interested persons" of the Fund as defined in the 1940 Act, has unanimously recommended that stockholders vote FOR all of the Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board.

[GRAPHIC OMITTED]                                     FIRST FINANCIAL FUND, INC.
                                                              2344 SPRUCE STREET
                                                                         SUITE A
                                                        BOULDER, COLORADO  80302

                         ANNUAL MEETING OF STOCKHOLDERS

                                  July 28, 2008

                                 PROXY STATEMENT

This proxy statement  ("Proxy  Statement")  for First  Financial  Fund,  Inc., a
Maryland   corporation  (the  "Fund"),  is  furnished  in  connection  with  the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Stockholders of the Fund to be held on July 28, 2008 at 9:00 a.m. Pacific Daylight Time (local time), at The Resort at the Mountain, 68010 East Fairway Avenue, Welches, Oregon and at any adjournments and postponements thereof (the "Meeting"). A Notice of Annual Meeting of Stockholders and proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about June 25, 2008, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's website, or through email communications with stockholders who have enrolled in the Fund's electronic duplicate communications service+, telegraph or personal interviews conducted by officers of the Fund, MacKenzie Partners, Inc. the Fund's proxy solicitor and Computershare Trust Company, N.A., the transfer agent of the Fund. The costs of proxy solicitation are expected to be approximately $25,000. Proxy solicitation expenses as well as expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on June 4, 2008 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

The Annual Report of the Fund, including audited financial statements for the fiscal year ended March 31, 2008, has been mailed to stockholders. Additional copies are available upon request, without charge, by calling Computershare Trust Company, N.A. toll-free at (800) 451-6788. The report is also viewable online at the Fund's website at www.firstfinancialfund.com. The Annual Report is not to be regarded as proxy solicitation material.

Wellington Management Company, LLP ("Wellington Management" or the "Adviser"), 75 State Street, Boston, Massachusetts 02109, currently serves as the investment adviser to the Fund. Fund Administrative Services, L.L.C. ("FAS") serves as co-administrator to the Fund and is located at 2344 Spruce Street, Suite A, Boulder, Colorado 80302. State Street Bank and Trust Company acts as custodian and co-administrator to the Fund and is located at 200 Clarendon Street, Boston, Massachusetts, 02116. Computershare Trust Company, N.A. acts as the transfer agent to the Fund and is located at 250 Royall Street, Canton, Massachusetts 02021.

If the enclosed proxy is properly executed and returned by July 28, 2008 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR each of the Proposals and, in the discretion of the proxy holders, on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by submitting a letter of revocation or a later-dated proxy to the Fund's secretary at the above address prior to the date of the Meeting.

------------------------------

+ Stockholders can receive TIMELY information about the Fund quickly and conveniently! The Fund offers the option for electronic delivery of DUPLICATE copies of all stockholder communications. You can choose the timeliness and convenience of receiving and reviewing stockholder communications, such as annual reports and proxy statements, online in addition to, but more quickly than, the hard copies you currently receive in the mail. If you sign up for the option, you will receive an e-mail notification when stockholder communications are available, containing a link to those communications on the Internet. HOWEVER, presently you will not be able to vote your shares using these links and will have to wait to vote using the hard copies you receive later in the mail or electronically from your broker or proxyvote.com. For more information, please visit the Fund's website at www.firstfinancialfund.com.

A quorum of the Fund's stockholders is required for the conduct of business at the Meeting. Under the bylaws of the Fund (the "Bylaws"), a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund as of the Record Date. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose and vote for one or more adjournments of the Meeting. An adjournment for lack of a quorum requires the affirmative vote of the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy. In the event that a quorum is present but sufficient votes to approve one or more Proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any Proposal that did not receive the votes necessary for its passage. With respect to those Proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other Proposals. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any Proposal against any such adjournment.

The Fund has one class of stock: common stock, par value $0.001 per share (the "Common Stock" or the "Shares"). On the Record Date, there were 29,200,589 Shares issued and outstanding. Each Share is entitled to one vote at the Meeting and fractional Shares are entitled to proportionate shares of one vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of the Common Stock.


              Name of Owner                   Number of Shares          Number of Shares            Percentage
                                             Directly Owned (1)        Beneficially Owned       Beneficially Owned
------------------------------------------ ----------------------- --------------------------- ----------------------
Stewart R. Horejsi Trust No. 2 (1)*                 2,169,602              2,169,602                    7.43%
Ernest Horejsi Trust  No. 1B (1)*                   1,271,427              1,271,427                    4.35%
Lola Brown Trust No. 1B (1)*                        3,000,693              3,000,693                   10.28%
Mildred B. Horejsi Trust (1)*                       2,025,122              2,025,122                    6.94%
Susan L. Ciciora Trust (1)*                         1,737,573              1,737,573                    5.95%
                                           ----------------------- --------------------------- ----------------------
Aggregate Shares Owned by Horejsi                  10,204,417             10,204,417                   34.95%
Affiliates (defined below)
------------------------------------------ ----------------------- --------------------------- ----------------------
T. Rowe Price Associates, Inc.**                    2,011,117              2,011,117                    6.89%


* The address of each listed owner is c/o The Alaska Trust Company, LLC, 1029 West Third Avenue, Ste 400 Anchorage, AK 99501.

** These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Shares stated are as reported in a Schedule 13G Amendment No. 4 filed with the Securities and Exchange Commission on February 13, 2008.

(1)  Direct Ownership.  The Susan L. Ciciora Trust (the "Susan Trust"),  Mildred
     B. Horejsi Trust (the "Mildred Trust"), Lola Brown Trust No. 1B (the "Brown Trust"), Ernest Horejsi Trust No. 1B (the "EH Trust"), and Stewart R. Horejsi Trust No. 2 ("SRH Trust") directly own the shares indicated for such entity in the table above, totaling 10,204,417 (34.95%). These trusts (the "Trusts") along with Alaska Trust Company ("ATC"), Badlands Trust Company ("Badlands") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended). These entities and other trusts or companies with interlocking trusteeship, management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above. Effective July 1, 2008, Badlands will resign as trustee of the Trusts and be replaced by ATC. Accordingly, effective July 1, 2008, ATC will become (i) the sole trustee of the Susan Trust; (ii) together with Brian Sippy and Susan Ciciora (Mr. Horejsi's daughter), one of three trustees of the Mildred Trust; (iii) together with Larry Dunlap and Ms. Ciciora, one of three trustees of both the Brown Trust and the EH Trust. Badlands is a private trust company organized under the laws of Alaska which is wholly owned by the SRH Trust. ATC is a trust company organized under the laws of Alaska, of which 98% of the outstanding and voting securities are owned by the Stewart West Indies Trust ("SWIT"). SWIT is an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his issue. Badlands, ATC and their managers and directors disclaim beneficial ownership of shares owned directly by the Trusts.

----------------------------

The Susan Trust, the Mildred Trust, the Brown Trust, the EH Trust, ATC, the SRH Trust, and SWIT, as well as other Horejsi affiliated trusts and entities are collectively referred to herein as the "Horejsi Affiliates". Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company held of record, but not beneficially, 28,177,013 shares or 96.49% of Common Stock outstanding of the Fund.

As of the Record Date, the executive officers and directors of the Fund, as a group, owned 10,243,488 shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above), representing 35.08% of Common Stock.

                              OVERVIEW OF PROPOSALS

This Proxy Statement describes, in addition to the election of directors, three proposals, which, if approved, will provide enhanced investment flexibility to the Adviser and expand the universe of investments in which the Fund may invest. Stockholders are being asked to vote on three significant change proposals:
First, changing the investment objective of the Fund to "total return" and making this objective "non-fundamental" (Proposal 2); second, changing the Fund's status from a "diversified" to "non-diversified" investment company (Proposal 3); and third, eliminating the Fund's fundamental investment restriction on investing more than 5% of its assets in a single issuer (Proposal
4). The Board, including the Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 as amended (the "1940 Act") (the "Independent Directors"), unanimously recommends that you vote "FOR" Proposals 1 through 4. The Horejsi Affiliates, which hold approximately 34.95% of the Fund's outstanding Common Stock, have informed the Board that they will vote their Shares FOR each of the Proposals.

Background of Proposals 2, 3 and 4. The Fund was incorporated in Maryland on March 3, 1986, as a closed-end, "diversified" management investment company. The Fund's current primary investment objective is to achieve long-term capital appreciation with the secondary objective of current income. It seeks to achieve these objectives by investing, under normal conditions, at least 65% of its assets in financial services companies, except for temporary or defensive purposes. As presently defined by the Board, the term "financial service companies" includes, but is not limited to, savings and banking institutions, mortgage banking institutions, real estate investment trusts, consumer finance companies, credit collection and related service companies, insurance companies, security and commodity brokerage companies, security exchange companies, financial-related technology companies, investment advisory and asset management firms, and financial conglomerates, and holding companies of any of these companies. Presently, the investment objective as well as the policy of concentrating investments in financial services companies are "fundamental" meaning that they cannot be changed without stockholder approval. However, the definition of "financial services companies" can be changed by the Board without stockholder approval.

Concurrent with the changes contemplated by the Proposals, the Board has resolved to change the name of the Fund to "First Opportunity Fund, Inc." The Board believes the change is warranted in order to eliminate the limitations imposed by the "names rule". Presently the Fund is subject to Rule 35d-1 or the "names rule", a rule under the 1940 Act, which requires the Fund to invest no less than 80% of its assets in "financial services companies" as long as its name suggests a "financial industry" concentration. The Board believes the 80% requirement overly restricts the Adviser's ability to take advantage of opportunities which, although might be attractive and consistent with and in the realm of the Fund's and Adviser's investment focus, are not traditional "financial services companies" as that term would be defined for a fund subject to the "names rule." Changing the Fund's name to remove the term "financial" will eliminate this restriction and allow the Fund to fall below the 80% threshold in traditional financial services companies. The name change will not affect the Fund's existing fundamental concentration policy which requires it to have, under normal conditions, at least 65% of its assets invested in "financial services companies", except for temporary or defensive purposes. The Adviser anticipates retaining its primary focus on investments in the financial services sector, but the totality of all of the changes to the Fund's investment policies will provide increased flexibility to invest in non-traditional financial service companies and opportunistically outside the sector.

Under the 1940 Act, the Fund must maintain its 80% threshold of investments in financial services companies for at least 60 days from the date it gives written notice of the name change to stockholders. It is expected that written notice of the name change will be given concurrent with the mailing of this proxy statement and will become effective 60 days thereafter.

Board Considerations. The Board discussed the general concept of increasing investment flexibility for the Adviser at its regular quarterly meeting on April 25, 2008, at which time the Board sought additional analysis and recommendations from both the Adviser and Management concerning changes to the Fund. After discussions with the Adviser, Management presented the Board with a memorandum of its recommended changes to the fundamental and non-fundamental investment policies of the Fund. Management provided extensive discussion and supporting materials recommending among other things changing the Fund's investment objective and changing the status of the Fund from "diversified" to "non-diversified". The Board reviewed these materials at two special meetings held specifically for this purpose on May 21, 2008 and May 27, 2008.

With regard to the change in investment objective and policies, the Board has reviewed materials describing the new objective and policies, the types of securities in which the Fund might invest if these proposals were approved by stockholders, the risk and return characteristics of those securities, the various sub-sectors that make up the financial services sector and other related matters. The Board evaluated the impact of the proposed changes in the investment objective and policies on stockholders. At its meeting on April 25, 2008, the Board also reviewed the Fund's current portfolio holdings, current Fund financial information, the Fund's performance record since inception, current and anticipated market conditions for financial services companies, fixed income securities, foreign securities, and U.S. common stocks, and the recent price history of the Fund's shares of common stock. The Board also has had access to and has consulted with the Fund's legal counsel on these and other matters related to the matters contained in this Proxy Statement.

                                   PROPOSAL 1

                        ELECTION OF DIRECTORS OF THE FUND

Summary of the Proposal. The Fund's organizational documents provide that all of the Directors stand for election each year. The Board has nominated the following five Director-nominees to stand for election, each for a one-year term and until their successors are duly elected and qualify: Richard I. Barr, Susan
L. Ciciora, John S. Horejsi, Dr. Dean L. Jacobson, and Joel W. Looney. The above nominees have consented to serve as Directors if elected at the Meeting for the one-year term. If any of the designated nominees declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees for the Board.

INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the nominees for election to the Board of Directors, all of whom are currently Directors of the Fund:


----------------------- ------------------------- ------------------------------------------------------------- --------------------
Name, Address*, Age       Position, Length of              Principal Occupation(s) and Other Directorships      Number of Funds in
                         Term Served, and Term                     Held During the Past Five Years               the Fund Complex
                               of Office                                                                            Overseen by
                                                                                                                     Director+
----------------------- ------------------------- ------------------------------------------------------------- --------------------
Independent Directors
----------------------- ------------------------- ------------------------------------------------------------- --------------------
Joel W. Looney          Director and Chairman     Partner,  Financial  Management Group, LLC (investment  adviser),           4
Chairman                of the Board of the       since 1999;  Director,  Boulder  Total Return Fund,  Inc.,  since
Age:  46                Fund since 2003.          2001;  Director,  Boulder Growth & Income Fund,  Inc., since 2002
                        Current Nominee for a     and  Chairman of the Board since 2003.  Director  and Chairman of
                        term to expire at the     the Board, The Denali Fund Inc., since 2007.
                        2009 annual meeting.

Richard I. Barr         Director of the Fund      Retired.  Manager,  Advantage Sales and Marketing, Inc. (food and           4
Age:  70                since 2001.  Current      beverage),  1963-2001; Director, Boulder Total Return Fund, Inc.,
                        Nominee for a term to     since  1999 and  Chairman  of the  Board  since  2003;  Director,
                        expire at the 2009        Boulder Growth & Income Fund,  Inc.,  since 2002.  Director,  The
                        annual meeting.           Denali Fund Inc., since 2007.

Dr. Dean L. Jacobson    Director of the Fund      Founder and President,  Forensic  Engineering,  Inc. (engineering           4
Age: 69                 since 2003.  Current      investigations);  Professor Emeritus at Arizona State University,
                        Nominee for a term to     since 1997;  Director,  Boulder  Total Return Fund,  Inc.,  since
                        expire at the 2009        2004;  Director,  Boulder Growth & Income Fund, Inc., since 2006.
                        annual meeting.           Director, The Denali Fund Inc., since 2007.

----------------------- ------------------------- ------------------------------------------------------------- --------------------
Interested Directors**
----------------------- ------------------------- ------------------------------------------------------------- --------------------
Susan L. Ciciora        Director of the Fund      Trustee of the Brown  Trust and the EH Trust;  Director,  Horejsi           4
Age: 43                 since 2003. Current       Charitable  Foundation,  Inc.  (private  charitable  foundation),
                        Nominee for a term to     since 1997;  Director,  Boulder Growth & Income Fund, Inc., since
                        expire at the 2009        2006; Director,  Boulder Total Return Fund, since 2001. Director,
                        annual meeting.           The Denali Fund Inc., since 2007.

John S. Horejsi         Director of the Fund      Director,   Horejsi  Charitable  Foundation  (private  charitable           4
Age:  40                since 2006.  Current      foundation),  since 1997; Director, Boulder Growth & Income Fund,
                        nominee for a term to     Inc.,  since 2004;  Director,  Boulder  Total Return Fund,  Inc.,
                        expire at the 2009        since 2006. Director, The Denali Fund Inc., since 2007.
                        annual meeting.

* The Directors' respective addresses are c/o First Financial Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

** Ms. Ciciora and Mr. Horejsi are siblings and the children of Stewart R. Horejsi. They each are "interested persons" as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of FAS.

+ Includes the Fund, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc. and The Denali Fund Inc.

----------------------------

From  the  late  1980's  until  January,   2001,  Mr.  Looney  served,   without
compensation, as one of three trustees of the Mildred Trust, an affiliate of the EH Trust.

The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 25, 2008. This table also shows certain additional information. Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.


----------------------------- -------------------------- ----------------------------------------------------------
                                 Position, Length of
Name, Address*, Age           Term Served, and Term of     Principal Occupation(s) and Other Directorships held
                        Office During the Past Five Years
----------------------------- -------------------------- ----------------------------------------------------------
----------------------------- -------------------------- ----------------------------------------------------------
                              President of the Fund
Stephen C. Miller             since 2003 and Director    President of and General  Counsel for Boulder  Investment
Age:  55                      and Chairman from 2003     Advisers,   LLC  ("BIA"),   since  1999;  Manager,   Fund
                              through 2004. Appointed    Administrative  Services,  LLC ("FAS"),  since 1999; Vice
                              annually.                  President,  Stewart  Investment  Advisers ("SIA"),  since
                                                         1999;  Director  and  President  of Boulder  Total Return
                                                         Fund,  Inc.,  since 1999  (resigned as Director in 2004);
                                                         Director and  President of Boulder  Growth & Income Fund,
                                                         Inc.,   since  2002   (resigned  as  Director  in  2004);
                                                         President  of The Denali Fund Inc.,  since 2007;  officer
                                                         of various other Horejsi Affiliates;  Of Counsel,  Krassa
                                                         & Miller,  LLC, since 1991. Chief Compliance  Officer for
                                                         Boulder Growth & Income Fund, Inc.,  Boulder Total Return
                                                         Fund,  Inc.,  First  Financial  Fund,  Inc., BIA, and SIA
                                                         from 2004 through 2007.

                                                         Vice   President  and  Treasurer  of  BIA  and  Assistant
Carl D. Johns                 Chief Financial Officer,   Manager  of  FAS,  since  1999;  Vice  President,   Chief
Age: 45                       Chief Accounting           Financial   Officer,   Chief   Accounting   Officer   and
                              Officer, Vice President    Treasurer,  Boulder Total Return Fund,  Inc., since 1999,
                              and Treasurer since        Boulder Growth & Income Fund,  Inc.,  since 2002, and The
                              2003.  Appointed           Denali Fund Inc., since 2007.
                              annually.

Joel L. Terwilliger           Chief Compliance Officer   Associate  General  Counsel for BIA,  SIA,  FAS,  Boulder
                              since 2007. Appointed      Growth & Income Fund,  Inc.,  Boulder  Total Return Fund,
Age: 39                       annually.                  Inc.,  and the Fund since  2006 and for The  Denali  Fund
                                                         Inc. since 2007; Chief  Compliance  Officer for BIA, SIA,
                                                         Boulder Total Return Fund, Inc.,  Boulder Growth & Income
                                                         Fund, Inc., and The Denali Fund Inc., since 2007;  Senior
                                                         Associate,  Great-West Life & Annuity Insurance  Company,
                                                         2002-2006.
                              Secretary since 2003.
Stephanie Kelley              Appointed annually.        Secretary,  Boulder Total Return Fund,  Inc., since 2000;
Age:  51                                                 Secretary,  Boulder  Growth & Income  Fund,  Inc.,  since
                                                         2002;  Secretary,  The  Denali  Fund  Inc.,  since  2007;
                                                         Assistant  Secretary and  Assistant  Treasurer of various
                                                         Horejsi Affiliates; employee of FAS, since 1999.

Nicole L. Murphey             Vice President since 2008  Assistant  Secretary, since 2000, and Vice President, since
Age:  31                      and Assistant Secretary    2008,  Boulder  Total Return Fund,  Inc.; Assistant Secretary,
                              since 2003. Appointed      since 2002, and Vice President, since 2008,  Boulder Growth &
                              annually.                  Income Fund, Inc.; Assistant Secretary, since 2007, and Vice
                                                         President, since 2008,  The  Denali Fund Inc.; employee of FAS, since 1999.

* The address for all executive officers of the Fund is 2344 Spruce Street, Suite A, Boulder, CO 80302.


Set forth in the following table are the nominees for election to the Board (all of whom are current Directors of the Fund) together with the dollar range of equity securities beneficially owned by each Director as of the Record Date.


    Independent Directors (the            Dollar Range of Equity
   "Independent Directors") and           Securities in the Fund
             Nominees
------------------------------------ ---------------------------------
         Dean L. Jacobson                   $10,001 to $50,000
          Richard I. Barr                  $50,001 to $100,000
          Joel W. Looney                   $50,001 to $100,000

------------------------------------ ---------------------------------
 Interested Directors and Nominees
------------------------------------ ---------------------------------
         Susan L. Ciciora                     Over $100,000+
          John S. Horejsi                     Over $100,000+


+ 10,204,417 Shares of the Fund are held collectively by the Horejsi Affiliates (defined above). Accordingly, Ms. Ciciora and Mr. Horejsi may be deemed to have indirect beneficial ownership of such Shares. Ms. Ciciora and Mr. Horejsi disclaim all such beneficial ownership. Neither Ms. Ciciora nor Mr. Horejsi directly owns any shares of the Fund.

None of the Independent Directors or their family members owned beneficially or of record any securities of the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser.

DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended March 31, 2008. No persons (other than the Independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Independent Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.

                                             Aggregate
                                           Compensation
Name of Person and Position with the      from the Fund
Fund                                         Paid to
                                            Directors
---------------------------------------- ------------------
Dean Jacobson, Director                       $27,500

Richard I. Barr, Director                     $27,500

Joel W. Looney, Director and Chairman         $34,500
of the Board

John S. Horejsi, Director                       $0

Susan L. Ciciora, Director                      $0


Each Director of the Fund who is not a Director, officer, or employee of one of the Adviser, FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in person meeting of the Board of Directors and $500 for each telephonic meeting of the Board. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. Each Independent Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board held eight meetings four of which were held by telephone conference call) during the fiscal year ended March 31, 2008. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended March 31, 2008 amounted to $89,500.


                      COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The purpose of the Audit Committee is to assist Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Fund's independent auditors. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on August 19, 2003 and most recently amended the Audit Committee Charter on January 23, 2004. A copy of the Audit Committee Charter was included in proxy materials delivered to stockholders on June 20, 2007.

The Audit Committee is composed entirely of the Fund's Independent Directors, consisting of Dr. Jacobson and Messrs. Looney and Barr. The Board of Directors has determined that Joel Looney qualifies as an "audit committee financial expert," as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act and the Fund's independent publicly registered accounting firm is required to comply with the rules and regulations promulgated under the Sarbanes-Oxley Act and by the the Public Company Accounting Oversight Board. The the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met three times during the fiscal year ended March 31, 2008.

In connection with the audited financial statements as of and for the period ended March 31, 2008 included in the Fund's Annual Report for the period ended March 31, 2008 (the "Annual Report"), at a meeting held on April 25, 2008, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.

On December 1, 2007 the Fund adopted the Financial Accounting Standards Board's ("FASB") Statement of Financial Accounting Standards No. 157 ("FAS 157"). FAS 157 is important in the context of helping the Fund define "fair value" for the underlying securities or investments it holds. In addition, FAS 157 expands disclosures about fair value measurements.

The  members  of the  Audit  Committee  are not  professionally  engaged  in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management, or internal control capacity. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee of the Fund recommended to the Board that the audited financial statements be included in the Fund's Annual Report and be mailed to stockholders and filed with the SEC.

Submitted by the Audit Committee of the Fund's Board of Directors: Joel W. Looney, Richard I. Barr and Dean L. Jacobson

NOMINATING COMMITTEE. The Board of Directors has a nominating committee (the "Nominating Committee") composed of the Fund's Independent Directors, consisting of Dr. Jacobson and Messrs. Looney and Barr, which is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee did not meet during the fiscal year ended March 31, 2008. The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund's website, www.firstfinancialfund.com. The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change. The Nominating Committee would consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). Such recommendations should be forwarded to the Secretary of the Fund.

The Fund does not have a compensation committee.

                          OTHER BOARD-RELATED MATTERS.

Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of the Fund, who were Directors at the time, attended the August 3, 2007 Annual Meeting of Stockholders.

Voting Requirement. The election of Messrs. Looney, Barr and Horejsi, Dr. Jacobson and Ms. Ciciora as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.


                                   PROPOSAL 2

             TO APPROVE OR DISAPPROVE CHANGING THE FUND'S INVESTMENT
            OBJECTIVE AND RECLASSIFYING THE INVESTMENT OBJECTIVE AS
                                 NON-FUNDAMENTAL

Summary of the Proposal. The Board has proposed that the Fund's objective be changed to "total return" and that the objective be classified as "non-fundamental". The Fund's present investment objective is to achieve "long term capital appreciation with the secondary objective of current income". The present investment objective is deemed "fundamental" and cannot be changed without the approval of the holders of a "majority of the outstanding voting securities". The phrase "majority of the outstanding voting securities" of the Fund has the meaning set forth in the 1940 Act, that is, the affirmative vote of the lesser of (a) 67% or more of the Shares present or represented by proxy at the Meeting or (b) more than 50% of the outstanding Shares. This voting standard is referred to in this Proxy Statement as a "1940 Act Majority Vote".

Proposal 2 would change the Fund's investment objective to "total return" to emphasize that the Adviser will have extensive flexibility and breadth of investment discretion to achieve the new objective. In addition, the investment objective would be reclassified as "non-fundamental", thus allowing the Board to change the investment objective from time to time to deal with changing market conditions and other circumstances. Management believes that the change to "total return" and non-fundamental status, when combined with the other changes described in this Proxy Statement, will give the Fund more flexibility to invest outside of the "traditional" financial services sector and invest in a wider range of instruments regardless of the market cap or size, or character of the underlying instrument (e.g.., debt instruments, preferred stocks, common stock, convertible instruments, credit default swaps, cash equivalents, etc.). The Adviser anticipates that it will retain a primary focus on investments in financial services companies, but the totality of changes will permit additional flexibility to invest in non-traditional financial service companies and opportunistically outside the sector.

Risks Associated with Changing the Fund's Investment Objective. If approved by stockholders, the new investment objective - "total return" - may alter the way the Adviser manages the Fund and the types of issuers and securities in which the Fund invests. If approved by stockholders, the new objective eliminates the "secondary objective of current income". Thus, the Adviser will have the discretion to invest without regard to the current income or dividend producing ability of its investments and may invest a larger percentage of the Fund's assets in equity securities having no income component, including less liquid equities which have longer term investment horizons. Also, if approved by stockholders, the new investment objective will become non-fundamental which means that the Board will be able to change the objective in the future without seeking stockholder approval, although the Fund will provide appropriate advance notice to stockholders. Such a change could result in a significant change in the makeup of the underlying portfolio of securities held by the Fund that no longer comports with a stockholder's personal investment objective. There is no guarantee that the Fund will achieve its investment objective.

Voting Requirement. Approval of Proposal 2 requires a 1940 Act Majority Vote of the Common Shares. If the Proposal is not approved, the Fund's investment objective will remain unchanged and any change will continue to require approval of the Fund's stockholders. However, the Fund will proceed with the proposed name change, reducing its investment focus on financial services companies from 80% of its assets to 65% of its assets.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                                   PROPOSAL 3

         TO APPROVE OR DISAPPROVE CHANGING THE FUND'S CLASSIFICATION AND
               RELATED FUNDAMENTAL RESTRICTION TO MAKE THE FUND A
                       NON-DIVERSIFIED INVESTMENT COMPANY

Summary of the Proposal. The Fund is currently classified as a diversified investment company within the meaning of the 1940 Act, and has a fundamental investment restriction embodying the characteristics of this type of fund. Under the 1940 Act, at least 75% of the investment portfolio of a "diversified company" must be comprised of cash and cash items, U.S. Government securities, securities of other registered investment companies, and other securities limited in respect of any one issuer to 5% of the company's total assets and which represent no more than 10% of the voting securities of any one issuer. There are no such restrictions to the remaining 25% of the portfolio. The Board has proposed a change in the Fund's classification and an amendment to the Fund's fundamental investment restrictions that would change the Fund from a "diversified company" to a "non-diversified" investment company under the 1940 Act. If the Fund changes to a "non-diversified" status and eliminates the Single Issuer Restriction (defined below in Proposal 4), the Fund will not be limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. However, the Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986 (the "IRC") for qualification as a regulated investment company, under which the minimum percentage of the portfolio that must be "diversified" is 50% rather than 75%, so long as no single investment exceeds 25% of total assets. If stockholders approve this proposal, then, as a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers. However, the Fund may be subject to greater risks with respect to portfolio securities due to potentially higher concentrations of its overall assets in the securities of single issuers.

Reasons for the Proposal. Management believes that changing to a non-diversified status will provide valuable flexibility and opportunities and ultimately enhance the Fund's ability to maximize total return for stockholders. It will also give the Fund's Adviser greater flexibility to achieve the new investment objective outlined in Proposal 2. The Board believes that the Fund should be a substantial and long-term owner of high caliber companies when their securities are reasonably priced. Since such opportunities are rare, if available, the Adviser should have the flexibility to buy a large enough position to make a difference. The Fund's current status as a "diversified" investment management company significantly restricts the Fund's ability to do this.

Risks Associated with Non-diversification. This Proposal, in conjunction with Proposal 4 below, would permit the Fund to concentrate a larger percentage of its assets (i.e., greater than 5% in any one issuer with respect to 50% of the Fund's assets) in common stocks and other instruments issued by a single or just a relatively few companies. Consequently, the overall volatility of the Fund's net asset value as well as the market price for its shares may be greater than that of a comparable "diversified" investment management company that has diversified its assets more broadly. For example, the Fund could be more susceptible to the adverse affects of single corporate, economic, political, or regulatory occurrences due to higher concentrations of the Fund's assets in a single issuer.

Voting Requirement. Approval of this Proposal requires a 1940 Act Majority Vote but cannot be implemented unless Proposal 4 is also approved. If sufficient votes are not obtained to approve both Proposals 3 and 4, the Board will consider what further action to take, including adjourning with respect to Proposals 3 and 4 and continuing to solicit stockholder approval and/or modifying aspects of the Proposals.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 3.


                                   PROPOSAL 4

   TO APPROVE OR DISAPPROVE THE ELIMINATION OF THE "SINGLE-ISSUER" RESTRICTION

Summary of the Proposal. This Proposal seeks approval from stockholders to eliminate the Fund's "single-issuer" restriction. Presently, one of the Fund's fundamental investment restrictions, which mirrors the diversification standard discussed above, provides that the Fund may not:

     Purchase securities of any one issuer, other than those issued or guaranteed by the United States government, its agencies or instrumentalities or securities issued by other investment companies, if, as a result, more than 5% of the Fund's total assets would be invested in securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations.

(This is referred to in the Proxy Statement as the "Single-Issuer Restriction.") Proposal 4 would eliminate the Single-Issuer Restriction in its entirety.

Reasons for this Proposal. As discussed under Proposal 3 above, the Fund is presently a "diversified" investment company. Proposal 3 seeks to change the Fund to a "non-diversified" investment company, thus permitting it to invest a larger portion of its assets in a small number of what the Adviser considers high-quality companies. The Single-Issuer Restriction similarly limits the Fund's ability to purchase positions in any single issuer in excess of 5% of its assets. Although eliminating the Single-Issuer Restriction coupled with changing the Fund to a non-diversified investment company would permit investment in a greater portion of assets in a single issuer, the Fund will still be subject to the diversification limitations of the IRC (i.e., with respect to 50% of the Fund's portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer). There are no such limitations with respect to the balance of the Fund's portfolio, although no single investment can exceed 25% of the Fund's total assets). Eliminating the Single-Issuer Restriction is necessary to change the Fund's diversification status to non-diversified as recommended under Proposal 3.

Risks Associated with Eliminating the Single-Issuer Restriction. See the risks described above under Proposal 3.

Voting Requirement. Approval of Proposal 4 requires a 1940 Act Majority Vote, but cannot be implemented unless Proposal 3 is also approved. If sufficient votes are not obtained to approve both Proposals 3 and 4, the Board will consider what further action to take, including adjourning with respect to Proposals 3 and 4 and continuing to solicit stockholder approval and/or modifying aspects of the Proposals.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 4.



                       SUBMISSION OF STOCKHOLDER PROPOSALS

Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2009 annual meeting of stockholders, the stockholder proposal must be received by the Fund no later than February 19, 2009. Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Fund's books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the stockholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule
14a-8 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

Pursuant to the Fund's By-laws, at any annual meeting of the stockholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, a stockholder's notice must be delivered to the Secretary at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 no later than 5:00 p.m., Mountain Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, for notice by the stockholder to be timely, it must be delivered not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

Pursuant to the Fund's By-laws, such stockholder's notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Fund, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Fund, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Fund which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by the immediately preceding clauses (ii) or (iii), the name and address of such stockholder, as they appear on the Fund's stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice. "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Fund owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS. At its regularly scheduled Board meeting held on April 25, 2008, the Audit Committee of the Board, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, selected, and the Board ratified, the selection of Deloitte & Touche LLP ("Deloitte") of Denver, Colorado as the Fund's independent accountants for the Fund's fiscal year ending March 31, 2009.

KPMG, LLP ("KPMG") at 99 High Street, Boston, Massachusetts 02110-2371, served as independent accountants for the Fund from 2003 through the preparation of the Fund's March 31, 2006 tax return and annual report. KPMG's reports on the financial statements for the two years immediately preceding their termination contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years immediately preceding KPMG's termination, there were no disagreements with such accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Deloitte served as independent accountants for the Fund's fiscal years ending March 31, 2007 and March 31, 2008. In addition to performing independent audit services for the Fund, Deloitte also performs certain non-audit related services, i.e., tax, and consulting, on behalf of the Fund's adviser, Wellington Management Company, L.P. (the "investment adviser"). Under the Sarbanes-Oxley rules, as adopted by the Securities Exchange Commission (the "SEC"), and under the Audit Committee Charter, the Audit Committee must pre-approve all non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser ("adviser affiliates") that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, or must establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. The Audit Committee has reviewed the non-audit services to be provided by Deloitte to the investment adviser (no such services are provided to the Fund) and has pre-approved the provision of those services. Accordingly, all of the audit, audit-related, non-audit, and tax services described below for which Deloitte billed the Fund fees for the fiscal years ended March 31, 2007 and March 31, 2008, were either pre-approved by the Audit Committee or were for services that were unrelated to the direct operations and/or financial reporting of the Fund. Deloitte has informed the Fund that it has no direct or indirect financial interest in the Fund.

A representative of Deloitte will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from Deloitte for the Fund's fiscal years ended March 31, 2007 and March 31, 2008.


 Fiscal Year Ended        Audit Fees      Audit-Related Fees        Tax Fees*         All Other Fees

     3/31/2007             $26,500                $ -                $6,250                $ -

     3/31/2008             $29,750                $ -                $6,875                $ -

     * "Tax Fees" are those fees billed to the Fund by Deloitte in connection with tax consulting services, including primarily the review of the Fund's income tax returns.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

BROKER NON-VOTES AND ABSTENTIONS. An unsolicited proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker "non-vote". Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and Proposals 2, 3 and 4.

OTHER MATTERS TO COME BEFORE THE MEETING. The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

--------------------------------------------------------------------------------
STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                                      PROXY


                           FIRST FINANCIAL FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of First Financial Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Ryan M. Louvar, or any of them, as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Resort at the Mountain, 68010 East Fairway Avenue, Welches, Oregon at 9:00 a.m. Pacific Daylight Time (local time), on Monday, July 28, 2008, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the proposals described in the Proxy Statement.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Please refer to the Proxy Statement for a discussion of the Proposals.

------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
 1.          Election of Directors:  Nominees are Richard I. Barr,  John  FOR____     AGAINST___         ABSTAIN ___
             S. Horejsi,  Susan L. Ciciora,  Dr. Dean L.  Jacobson,  and
             Joel W. Looney
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ELECTION
OF ALL THE NOMINEES

----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

2.           To approve or  disapprove  changing  the Fund's  investment  FOR___      AGAINST ___        ABSTAIN ___
             objective   to  "total   return"  and   reclassifying   the
             investment objective as non-fundamental.
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS,  INCLUDING ALL OF THE INDEPENDENT  DIRECTORS,  UNANIMOUSLY  RECOMMENDS THAT  STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

3.           To   approve   or    disapprove    changing    the   Fund's  FOR ___     AGAINST ___        ABSTAIN ____
             classification and related fundamental investment restriction to make the Fund a non-diversified investment company.
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS,  INCLUDING ALL OF THE INDEPENDENT  DIRECTORS,  UNANIMOUSLY  RECOMMENDS THAT  STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

4.           To  approve  or  disapprove   elimination   of  the  Fund's  FOR ___     AGAINST ___        ABSTAIN ___
             fundamental  investment  restriction  regarding the ability to hold greater than 5% in a single issuer.
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
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THE BOARD OF DIRECTORS,  INCLUDING ALL OF THE INDEPENDENT  DIRECTORS,  UNANIMOUSLY  RECOMMENDS THAT  STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
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


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:
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Date:
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Signature:
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Date:
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